                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 31, 1997



                              COVALENT GROUP, INC.
                              --------------------
                 (Exact name of issuer as specified in charter)



    NEVADA                           0-21145                     23-561668867
(State or Other                    (Commission                 (I.R.S. Employer
 Jurisdiction                         file                      Identification
of Incorporation                     number)                        Number)
or Organization)



                        ONE GLENHARDIE CORPORATE CENTER
                               1275 DRUMMERS LANE
                                   SUITE 100
                           WAYNE, PENNSYLVANIA 19087
                    (Address of principal executive offices)


                                 (610) 975-9533
              (Registrant's telephone number, including area code)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          On December 31, 1997, Covalent Group, Inc. (the "Company") replaced Baratz & Associates, P.A. ("Baratz"), its independent public accountants, with Arthur Andersen LLP ("Andersen"). Baratz previously audited the Company's financial statements for the years ended December 31, 1996 and 1995.

          The report of Baratz on the Company's consolidated financial statements for the years ended December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two years there were no disagreements with Baratz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

          The decision of the Company to replace Baratz with Andersen as the Company's independent public accountants was unanimously approved by the Board of Directors and approved by the Company's stockholders at its annual meeting on September 16, 1997.

          Pursuant to Item 304(a)(3) of Regulation S-B, the Company has requested Baratz to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          Exhibits

               16   Letter from Baratz to the Company dated January 7, 1998.

                         SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 7, 1998                         Covalent Group, Inc.


                                             /s/ William K. Robinson
                                             ----------------------------------
                                             William K. Robinson
                                             Chief Financial Officer
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                                 EXHIBIT INDEX

EXHIBIT
  NO.                    DESCRIPTION
-------                  -----------

16             Letter from Baratz & Associates, P.A. dated January 7, 1998.